SPLIT DOLLAR AGREEMENT

     THIS AGREEMENT is made and entered into this 30th day of March, 1999, by and between EAGLEMARK FINANCIAL SERVICES, INC., a Delaware corporation, of Chicago, Illinois (the "Company"), and PHILLIP CHARLES ZARCONE, not individually but as Trustee of the DONNA JOSEPHINE FRETT ZARCONE IRREVOCABLE TRUST DATED MARCH 30, 1999 (the "Owner"), of Burr Ridge, Illinois.

     WHEREAS, the Owner will become the owner of a policy of insurance on the life of Donna Josephine Frett Zarcone (the "Insured") issued by Pacific Life Insurance Company (the "Insurer") in the initial face amount of $2,700,000 with annual premiums of $112,914 (the "Policy").

     WHEREAS, the Company will pay the premiums for the Policy as provided herein.

     WHEREAS, the Insured is a valuable employee of the Company, the Company wishes to continue this employment relationship and, as an inducement thereto, is willing to assist the Owner in the payment of future premiums on the Policy as provided herein.

     WHEREAS, in exchange for such premium assistance, the Owner is willing to return to the Company an amount equal to the cumulative total of the premiums paid by the Company on the Policy (its "Policy Interest") as provided herein.

     NOW THEREFORE, for value received it is mutually agreed as follows:

     1. From the date of this Agreement until the third anniversary of the date of this Agreement (the "Initial Period"):

          A. The Company shall pay timely all premiums on the Policy and provide written evidence thereof to the Owner.

          B. If the insured dies during the Initial Period, an amount of the proceeds of the Policy equal to the Company's Policy Interest shall be paid to the Company and the balance of the proceeds shall be paid to the Owner.

          C. If the Insured leaves the employ of the Company during the Initial Period, within 90 days after the Insured leaves the employ of the Company the Owner shall:

               (1) Pay to the Company an amount equal to the Company's Policy Interest and the Company will release to the Owner its Collateral Interest (as defined in paragraph 3) in the Policy, or

               (2) Assign to the Company all of the Owner's ownership and other rights in the Policy.

     2. From the date of the third anniversary of the date of this Agreement until the termination of this Agreement (the "Second Period"):

          A. The Company shall pay timely all premiums on the Policy and provide written evidence thereof to the Owner, provided, however, that the Company shall have no obligation to pay premiums after its payment of the seventh
     (7th) annual premium.

          B. If the Insured dies during the Second Period, an amount of the proceeds of the Policy equal to the Company's Policy Interest shall be paid to the Company and the balance of the proceeds shall be paid to the Owner.

          C. If the Insured leaves the employ of the Company during the Second Period, within 90 days after the Insured leaves the employ of the Company the Owner shall:

               (1) Provide written notice to the Company for the Company to, and the Company shall, execute a written release to the Owner of the Company's Collateral Interest in the Policy, or

               (2) Assign to the Company all of the Owner's ownership and other rights in the Policy.

     3. In consideration of the Company's payment of premiums as provided herein and in consideration of the Company's other obligations hereunder, the Owner hereby assigns to the Company the following Collateral Interest:

          The right to realize against the proceeds of the Policy, to the extent of the Company's Policy Interest, in the event of the death of the Insured. The Owner shall execute such further documentation of this assignment (including documents filed with the Insurer) as reasonably requested by the Company. In the event of the death of the Insured, the benefits under the Policy may be paid by the Insurer either by separate checks to the Owner and to the Company, or by a joint check. In the latter instance, the Owner and the Company shall divide the proceeds as provided herein.

     4. Except as otherwise provided in this Agreement, the Owner shall be the sole and exclusive owner of the Policy. This includes all the rights of "owner" under the terms of the Policy including, but not limited to, the right to designate beneficiaries, to select settlement and dividend options, and to surrender the Policy. All such rights may be exercised by the Owner without the Company's consent. Any provision of this paragraph to the contrary notwithstanding, the Owner shall not borrow the cash value of the Policy or borrow using the Policy as collateral.

     5. The Owner shall have the right to assign any part or all of the Owner's retained interest in the Policy and this Agreement to any person, entity or trust by execution of a written assignment delivered to the Insurer and to the Company.

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

     6. This Agreement shall terminate on the first to occur of the following:

          A. Surrender of the Policy by the Owner, who has the sole and exclusive right of surrender.

          B. Delivery by the Owner of written notice of termination to the Company.

     In the event of termination during the Initial Period, the provisions of the subparagraph 1.C shall apply. In the event of termination during the Second Period, the provisions of subparagraph 2.C shall apply.

     7. This Agreement may be amended only in writing, signed by the Owner and an officer of the Company other than the Insured.

     8. Any notice or writing hereunder shall be in writing and hand delivered or mailed, postage pre-paid, certified or registered mail, return receipt requested. Any notice that is mailed from the Company to the Owner shall be mailed to the most recent address of the Owner that is on file with the Company. The Owner shall promptly notify the Company of any change of address. Any notice that is mailed from the Owner to the Company shall be mailed to the Company's principal office.

     9. This Agreement contains the entire understanding of the parties with regard to the subject matter, and the parties acknowledge that there are no representations, warranties or covenants of either party, express or implied, except as expressly set forth herein.

     10. This Agreement shall bind and benefit the parties hereto and their successors and assigns.

     11. The failure of either party to complain of any act or omission on the part of the other party or any waiver, express or implied, or any breach of any of the provisions of this Agreement, shall not be deemed a waiver of the party's right to complain of any subsequent act, omission or breach.

     12. The invalidity of any provision of this Agreement, as determined by a court of competent jurisdiction, shall in no way affect any other provision of this Agreement as long as the performance by either party of its obligations under this Agreement is not eliminated by such determination.

     13. This Agreement shall be executed in duplicate, and both copies of the Agreement shall be deemed originals.

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

     14. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     IN WITNESS WHEREOF, the parties have signed this Agreement on the date first above written.

                                       EAGLEMARK FINANCIAL SERVICES, INC.



                                       By  /s/ Steven F. Deli
                                           ----------------------------------
                                           Its  Chairman and CEO
                                                -----------------------------



                                       DONNA JOSEPHINE FRETT ZARCONE IRREVOCABLE
                                       TRUST DATED MARCH 30, 1999



                                       By   /s/ Phillip Charles Zarcone
                                           -------------------------------------
                                           Phillip Charles Zarcone, not
                                              individually, but as Trustee






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